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                                                                     EXHIBIT 23.

                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-69210) of Questar Gas Company and in the related Prospectus of our report dated February 8, 2002, with respect to the financial statements and schedule of Questar Gas Company included in this Annual Report (Form 10-K) for the year ended December 31, 2001.

                                      /s/ Ernst & Young, LLP
                                      ------------------------
                                          Ernst & Young, LLP

Salt Lake City, Utah
March 25, 2002